FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT ("First Amendment") dated as of June 10, 1998, by and among BARCLAY INVESTMENTS, INC., a New Jersey corporation ("Purchaser"), CHARLES P. SIEBERT ("Shareholder"), and CPS Trailer Company, Inc. and CPS Enterprises, Inc., both Missouri corporations (collectively "CPS").

                              PRELIMINARY STATEMENT

      WHEREAS, Purchaser, Shareholder and CPS are parties to a Stock Acquisition Agreement dated as of January 30, 1998 ("Purchase Agreement"); and

      WHEREAS, Purchaser, Shareholder and CPS desire to amend the Purchase Agreement in accordance with the terms and provisions hereof.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Purchase Agreement.

      2. Amendments to Purchase Agreement.

            (a) Section 4 of the Purchase Agreement is hereby amended to change the date of "May 31, 1998" referenced therein to "June 30, 1998."

            (b) Section 13.2 of the Purchase Agreement is hereby amended to change the date of "June 15, 1998" referenced therein to "July 15, 1998."

      3. Miscellaneous.

            (a) All of the terms, conditions and provisions of the Purchase Agreement not herein modified shall remain in full force and effect.

            (b) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Delaware.

            (c) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

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            (d) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

                                    BARCLAY INVESTMENTS, INC.,


                                    By: /s/ William Merker
                                       ---------------------------
                                    Name: William Merker
                                         -------------------------
                                    Title: Chairman
                                          ------------------------


                                    ------------------------------
                                    Charles P. Siebert


                                    CPS ENTERPRISES, INC.

                                    By:
                                       ---------------------------
                                       Charles P. Siebert,
                                       President


                                    CPS TRAILER COMPANY, INC.

                                    By:
                                       ---------------------------
                                       Charles P. Siebert
                                       Chief Executive Officer


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